UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 23, 2006
                                                  (January 23, 2006)


                            AMERICAN AMMUNITION, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                    000-32379                91-2021594
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                          Identification No.)


   3545 NW 71st Street, Miami, FL                                    33147
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (510) 490-8288


                                      N/A
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 8. OTHER EVENTS

Item 8.01- Other Events

     American Ammunition, Inc. filed the attached press release on January 23, 2006.



SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Exhibits.

Exhibit
Number      Description
---------- -------------------------------------------------------
99.8     *    January 23, 2006 Press Release

---------------
* Filed Herewith.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.






                            AMERICAN AMMUNITION, INC.



Dated:  January 23, 2006     By: /s/ Andres F. Fernandez
                                  ---------------------------------------------
                                  Andres F. Fernandez, Chief Executive Officer, President and Director